Exhibit 99.1



AXIL

AIMING FOR GLOBAL LEADERSHIP IN ALL-IN-ONE TECHNOLOGIES FOR HEARING PERFORMANCE AND PROTECTION.

INVESTOR PRESENTATION

December 2024

NYSE American: **AXIL**


NYSE American: **AXIL**

DISCLAIMER

This presentation contains a number of forward-looking statements within the meaning of the federal securities laws. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “confident that” and “believes,” among others, generally identify forward-looking statements.

These forward-looking statements are based on currently available information, and management’s beliefs, projections, and current expectations subject to a number of significant risks and uncertainties. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things: (i) AXIL’s ability to grow net sales and adjusted EBITDA, as anticipated; (ii) our ability to fund our operating expenses; (iii) potential difficulties or delays AXIL may experience in implementing its cost savings and efficiency initiatives; (iv) AXIL’s ability to compete effectively with other companies; (v) the concentration of our customers, potentially increasing the negative impact to AXIL by changing purchasing or selling patterns; (vi) changes in laws or regulations in the United States and/or in other major markets, such as China, in which AXIL operates, including, without limitation, with respect to taxes, tariffs, trade policies, or product safety, which may increase AXIL’s product costs and other costs of doing business, and reduce AXIL’s earnings. Current and potential investors are urged to consider these factors carefully in evaluating the forward-looking statements. These forward-looking statements speak only as of the date hereof. Except as required by law, AXIL does not assume any obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

ABOUT US

We position ourselves as a premium lifestyle brand catering to individuals seeking high-quality hearing protection and enhancement products—think Nike, Lululemon, and Yeti.

Our goal is to become the global leader in all-in-one technologies for hearing performance, protection, and audio.

AXIL and its predecessors bring over 60 years of innovation in hearing performance and protection.

The AXIL brand was acquired in June 2022.

After integration, we achieved total revenue of $23.5 million and reached GAAP profitability within the first year of ownership (FY23).

Our product development is currently centered on earbuds, earmuffs, earplugs, and related accessories, offering both active filtered and passive devices.

We are a publicly traded, pure-play company dedicated exclusively to hearing protection and performance solutions.




Feinwerkbau



INVESTMENT HIGHLIGHTS


AXIL

PROVEN ABILITY TO OPERATE EFFICIENTLY AND PROFITABLY

Two years of revenue growth and sustained profitability while significantly expanding the product portfolio and customer base.

OUR GROWTH STRATEGY:

1. New products and SKUs across a broad range of price points to cater to diverse customer segments.
2. Extend beyond direct-to-consumer (DTC) and online channels by adding offline retail, point-of-sale (POS), and international distribution opportunities.
3. Pursue strategic partnerships and licensing agreements with premier global brands, leveraging the success of existing collaborations with NASCAR and Sig Sauer.
4. Self-funding our growth strategy, driven by a strong financial foundation and consistent profitability.
5. Reduced fully diluted (FD) share count by 10.4 million through the repurchase of Series A Preferred Stock for $1.25 million in March 2024, lowering the FD share count to approximately 8.3 million from around 19 million.

INVESTMENT HIGHLIGHTS

...CONTINUED



Management and insiders own **~50% of FD shares** - very aligned with shareholder goals and leads to small float

SYMBOL	NYSE American: AXIL
Price (as of 11/11/24)	$4.15
Market Cap	$27M
Shares Outstanding**	6,464,852
Preferred A Shares**	1,556,675
Options***	268,750 @ $1.84 WAEP 37,500 @ $4.01 WAEP
FD Shares***	8,327,777
Cash*	$4.1M
Debt*	144k
Fiscal Year End	May 31
Insider Ownership %	49%

*As of 8/31/24 **As of 10/4/24 ***As of 10/8/24

HEARING PROTECTION MARKET



Hearing protection has moved beyond common earplugs ("foamies") that offer significant ear protection but also dramatically limit hearing performance

HOWARD LEIGHT HEARING PROTECTION

Radians

SUREFIRE

WALKER'S GAME EAR

3M PELTOR

Competitors are overwhelmingly focused on $500M firearm hearing protection market and leaving other segments of $3.0 billion hearing protection market largely unaddressed



Harmfull Sounds
HYBRID SOUND
TECH
Compressed To Safe Levels
Safe Sounds
Ehanced Up To 6X

Technology now allows for hearing protection from loud noises (i.e. filter out gunshots) while **simultaneously** allowing for enhanced hearing on "normal volume" sounds

HEARING PROTECTION **TARGET MARKET**

Those in need of hearing protection while **maintaining hearing functionality**



OUTDOOR RECREATION

- Hunting
- Power Sports
- Concerts
- Stadium Events

PROFESSIONAL

- Industrial
- Construction
- Mining
- Power Tools
- Mechanics

GOVERNMENT & MILITARY

- Law Enforcement
- Security Services
- Military

FLAGSHIP PRODUCTS

XCOR PRO

$299.99 ASP

Superior Protection, Perfect For Everyday Use!


AXIL
AXIL
AXIL
AXIL

- Simultaneous Max Protect + Boost Hearing
- Control Everything With The Tap Of A Finger
- Convenient Charging Case Fits Well In Your Pocket

Bluetooth

GS EXTREME 2.0

$199.99 ASP

3-In-1 Tactical Wireless Earbuds


ON

- Convenient Lanyard Controls
- Up To 29 dB SNR Hearing Protection
- Securefit Ear Hooks Keeps Your Hearing Protection In

Bluetooth

TRACKR BLU

$159.99 ASP

Low Profile Hearing Protection With Bluetooth



- Simultaneous Sound Enhancement, Hearing Protection Above 82dB, And 5.0 Bluetooth
- AAA Battery Operated
- Compact / Low Profile



Bluetooth

X30i EARPLUG

$36.99 ASP

Effortless Switch Between Full Protection Or Protection Plus Hearing



- Powerful Noise Reduction For Maximum Protection
- Simple Toggle Switch For Seamless Mode Changes

EVOLUTION OF OUR PRODUCT OFFERINGS

Shifted focus from hair care products to higher-growth, higher-margin (gross margin >70%) hearing enhancement and protection devices following the acquisition of AXIL in June 2022.

2020

- Hair & skin care products
- Distribution model
- Covid-19 pandemic impact
- Blend of Distribution & DTC model

2021

- Shifted business model to DTC Over 50% YoY DTC revenue growth
- Over 50% YoY DTC revenue growth

2022

- **AXIL Acquisition June 2022**
- FY2022 Pro-forma Revenue of $18.4M
- Pro-forma EPS = $(0.03)

2023

- FY23 Revenue of $23.5M
- Basic/FD EPS = $0.23 / $0.10
- AXIL branded products ~95% revenue
- Essentially just 1 AXIL product contributing
- DTC only business model

2024

- FY24 Revenue of $27.5M
- Basic/FD EPS = $0.57 / $0.21
- AXIL branded products ~95% revenue
- Essentially just 2 AXIL flagship products contributing
- DTC only business model

Note: Fiscal Year ends May 31

CORPORATE GROWTH STRATEGY

GROWTH STRATEGY

- Seeking rapid revenue growth with focus on expanding profitability
- Plans to self-fund our growth with current cash and expected cash flow

EXPAND DISTRIBUTION

FY23 and FY24
DTC only with products sold to over 400k customers

FY25
diversifying beyond DTC, ~20% of revenue in 1Q25 was retail from ~800 POS (in Cabela's, Bass Pro Shop, Academy Sports, etc.)

- Expect to significantly expand offline retail and POS base to 10,000+ locations in coming years
- Anticipate expanding international reach through strategic partnerships and distribution
- Significant license and partnership opportunities with major brands

NEW PRODUCTS PIPELINE

FY23
sold just 1 flagship product (GS Extreme earbud)

FY24
sold just 2 flagship products (GS Extreme and XCOR earbuds)

FY25
Preparing to launch two next-generation products and one for new markets.

FY26
Expect to launch 2 next generation products and two for new markets

- Focused on innovation and best-in-class technology across multiple price points while maintaining gross margins >70%


AXIL
AXIL
AXIL

“BUSINESS MODEL”

Given Our Actual Performance In FY23 And FY24…

FY 23	FY 24
$23.5 REVENUE	**$27.5** REVENUE
$0.23 & $0.10 FD EPS	**$0.57 & $0.21 FD** EPS
• 1 flagship product at ~$200 ASP • Sold only DTC (online) • First year after acquisition • Basic shares = 5.6M shares • FD Shares = ~18M shares	• 2 flagship products at ~$200 ASP • Sold only DTC (online) • Basic Shares = 5.9M shares • FD Shares = ~16M shares

…What Could Future Performance Look Like???

FY 25	FY 26
?? REVENUE	**??** REVENUE
?? EPS	**??** EPS
• 3-4 flagship products across multiple price points • Broader channel reach begins beyond DTC and into offline/retail + international • Basic Shares* = ~6.5M • FD Shares* = 8.3M shares	• 6-7 flagship products across multiple price points • Significant channel reach expected across DTC, offline/retail, and international • Basic Shares* = ~6.5M • FD Shares* = 8.3M shares

*As of 8/10/24

INVESTMENT SUMMARY

PROVEN ABILITY TO OPERATE EFFICIENTLY AND PROFITABLY

Two years of revenue growth and profitability since acquiring AXIL brand in June 2022 and expanding product portfolio significantly



TRACKR BLU
All-In-One Electronic Ear Muffs
Enhance & Protect + Bluetooth Audio
AXIL
TRACKR ELECTRONIC
XCOR
Wireless Digital EarPro
GS EXTREME 2.0
Tactical Wireless Hearing Enhancement & Protection
+ Bluetooth Audio
XCOR PRO
4-in-1 Bluetooth Digital EarPro

GROWTH STRATEGY INCLUDES:

- Adding products/SKUs across many new price points
- Expanding distribution channels beyond online/DTC to also include offline (retail and POS) and international opportunities
- Establish more partnerships and licensing deals with top tier global brands (similar to existing NASCAR and Sig Sauer license arrangements)

STRONG FINANCIAL POSITION AND CONSISTENT PROFITABILITY CAN SELF-FUND GROWTH STRATEGY

Reduced FD shares by 10.4M shares via Series A Preferred Stock repurchase for $1.25M in March 2024 - FD share count now ~8.6M shares instead of ~19M shares

Management and insiders own ~50% of FD shares - very aligned with shareholder goals

EXECUTIVE MANAGEMENT TEAM

JEFF TOGHRAIE

CEO & CHAIRMAN

Jeff Toghraie has served as Chief Executive Officer and Chairman of the Board since June 2015. Since October 2010, he has been a Managing Director and Principal at Intrepid Global Advisors, a leading multinational corporate advisory firm. With over 22 years of experience, Mr. Toghraie has held leadership and advisory positions across a range of privately held, development-stage companies, demonstrating a strong track record of driving growth and innovation.

With more than two decades of experience in the industry, Mr. Toghraie brings deep expertise in guiding businesses through complex challenges and fostering innovation. His extensive background in strategic planning, operational leadership, and business development uniquely positions him to drive impactful strategies and contribute effectively to the Board.

JEFF BROWN

CFO, INTERIM COO, & DIRECTOR

Jeff Brown has served as our Chief Operating Officer since March 2017 and as a member of our Board since February 2024. Prior to that, from July 2016 to March 2017, Mr. Brown held consulting positions at Polar Solar Inc., a company responsible for making commercial solar panels available to the residential market, and Mind Fitness Lab, a technology company that developed and distributed mobile applications for mental health professionals. From June 2012 until July 2015, he was the President of RNA Pro, a company that distributed agricultural supplements. He holds a master's degree in business administration from Pepperdine University and a bachelor's degree in political science from University of California, Irvine.

Mr. Brown brings over 15 years of operational experience in our industry. His experience, deep industry knowledge, and comprehensive understanding of the execution and operational needs of a fast-growing business allow him to provide targeted and forward-thinking insight to our Board.

BOARD OF DIRECTORS

JEFF TOGHRAIE

CEO AND CHAIRMAN OF THE BOARD OF DIRECTORS

Jeff Toghraie has been our Chief Executive Officer and Chairman of the Board of Directors since June 2015. He joined Intrepid Global Advisors, a leading global advisory firm in October 2010, where he serves as a Managing Director. Over the past 22 years, Mr. Toghraie has worked with numerous privately held, development-stage companies, contributing as a director and advisor.

JEFF BROWN

CFO, COO AND MEMBER OF THE BOARD OF DIRECTORS

Jeff Brown has served as our Chief Operating Officer since March 2017 and as a member of our Board since February 2024. Prior to that, from July 2016 to March 2017, Mr. Brown held consulting positions at Polar Solar Inc., a company responsible for making commercial solar panels available to the residential market, and Mind Fitness Lab, a technology company that developed and distributed mobile applications for mental health professionals. From June 2012 until July 2015, he was the President of RNA Pro, a company that distributed agricultural supplements.

PETER DUNNE

DIRECTOR

Peter Dunne has been a member of our Board since February 2024. From March 2010 until December 2023, Mr. Dunne served as president of Peter Dunne Investments, LLC, a corporate advisory firm, where he served as an advisor and consultant to several US and international firms on the viability of entering the Asia markets. Prior to heading his international consulting firm, Mr. Dunne acted as a transactional advisor to many high-profile mergers and acquisitions.

NANCY HUNDT

DIRECTOR

Nancy Hundt has been a member of our Board since May 2015. She has served as chief operating officer of Academy Optical, Inc., a prescription eyewear retailer, since February 2019. Prior to that, from September 2009 to February 2019, Ms. Hundt served as director of operations for Academy Optical, Inc. Additionally, Ms. Hundt has served as a representative of the American Board of Opticianry, an optical industry retail group, since October 1991. Ms. Hundt brings to our Board more than 30 years of strategic planning and advising experience in the retail industry.

MANU OHRI

DIRECTOR

Manu Ohri has been a member of our Board since February 2024. Mr. Ohri has served as chief financial officer of GT Biopharma, Inc. (NASDAQ: GTBP) since February 2022. Prior to that, from January 2010 to November 2015, Mr. Ohri served as a management consultant for Anarjay Concepts, Inc., where he provided management consulting and business advisory services to privately-held and publicly traded companies. Mr. Ohri has over 30 years of experience working with boards of directors and financial institutions and with compliance with U.S. and international financial accounting and reporting standards, investor relations, mergers and acquisitions, strategic planning, and team-building and project management.



AXIL

INVESTOR RELATIONS:

CORE IR

516-222-2560

INVESTORS@GOAXIL.COM

CORPORATE WEBSITE

WWW.GOAXIL.COM/INVESTORS